                                                                    EXHIBIT 10.1

                     SECOND AMENDED SHARE EXCHANGE AGREEMENT

THIS SECOND AMENDED SHARE EXCHANGE AGREEMENT, dated as of the 12th day of April 2008, to be effective as of the 16th day of November 2007 (the "Agreement"), by and among Nutradyne Group, Inc. (formerly Digital Learning Management Corporation), a Delaware corporation (the "Company"); Changchun Yongxin Dirui Medical Co., Ltd, a China corporation ("Yongxin"); and all of the shareholders of Yongxin, each of whom has executed a counterpart signature page to this Agreement (each, a "Shareholder" and collectively, the "Shareholders"). The Company, Yongxin and the Shareholders are collectively referred to herein as the "Parties."

                              W I T N E S S E T H:

WHEREAS, the Parties entered into that certain Share Exchange Agreement dated as of December 21, 2006, as amended on June 15, 2007 (the "Prior Agreement");

WHEREAS, it was improperly documented that the Shareholders and the Company agreed that the Shareholders sold and the Company acquired 100% of the equity interest of Yongxin;

WHEREAS, the Shareholders own all of the issued and outstanding capital of Yongxin, which in turn wholly owns Jilin ProvinceYongxin Chain Drugstore Ltd, a company formed under the laws of the People's Republic of China (the "Subsidiary");

WHEREAS, the Company in fact desired to acquire from Shareholders, and Shareholders desired to sell to the Company, only 80% of the equity interest of Yongxin in exchange for the issuance by the Company of an aggregate of 21,000,000 shares of Company Common Stock and 5,000,000 shares of the Company Preferred Stock (the collectively, the "Company Shares") (after the consummation of that 12 for 1 reverse split of the Company Common Stock effected on October 24, 2007) to the Shareholders and/or their designees on the terms and conditions set forth herein (the "Exchange").

WHEREAS, the Parties desire to amend the Prior Agreement by entering into this Agreement;

NOW, THEREFORE, in consideration, of the promises and of the mutual representations, warranties and agreements set forth herein, the parties hereto agree as follows:

1. The definition of Yongxin Shares as set forth in the Prior Agreement be revised to refer only 80% of the outstanding equity interest of Yongxin.

2. Section .3 under .1 of "THE EXCHANGE" in the Prior Agreement, which stated:

       .3 Each Yongxin Shareholder agrees to contribute, transfer, assign and convey at Closing all of their Yongxin Shares to the Corporation, together with all other rights, claims and interests he or she may have with respect to Yongxin or its respective assets, and all claims he may have against its officers and directors, including, but not limited to,


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       all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of Yongxin Shares or its issuance, excluding any right, claim or interest of same arising under this Agreement or in connection with the transaction contemplated by this Agreement. Each Yongxin Shareholder shall deliver to Yongxin all of his evidence of ownership representing the Yongxin Shares, together with legally valid transfer authority therefore, duly executed in blank, to be held by Yongxin for delivery at Closing.

is hereby amended and restated as follows:

         .3 The Yongxin Shareholders agree to contribute, transfer, assign and convey at Closing the Yongxin Shares to the Company and all claims he may have against Yongxin's officers and directors, including, but not limited to, all rights to unpaid dividends and all claims and causes of action arising from or in connection with the ownership of the Yongxin Shares or its issuance, excluding any right, claim or interest of same arising under this Agreement or in connection with the transaction contemplated by this Agreement. Each Yongxin Shareholder shall deliver to Yongxin all of his evidence of ownership representing the Yongxin Shares, together with legally valid transfer authority therefore, duly executed in blank, to be held by Yongxin for delivery at Closing.

3.    Schedule 4.1 is amended and restated in its entirety, as attached hereto.

IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as of the date first set forth above.


                         NUTRADYNE GROUP, INC. (formerly DIGITAL LEARNING MANAGEMENT CORPORATION)



                         By: /S/ UMESH PATEL
                             -----------------------------------------
                         Name:  Umesh Patel
                         Title: Former Chief Executive Officer of
                                Digital Learning Management Corporation


                                 CHANGCHUN YONGXIN MEDICAL GROUP, LTD.



                          By: /S/ YONGXIN LIU
                             -----------------------------------------
                          Name:
                          Title: Chief Executive Officer


                    [SIGNATURE PAGES FOR SHAREHOLDERS FOLLOW]

                   CHANGCHUN YONGXIN DIRUI MEDICAL GROUP, LTD.
                         SHAREHOLDERS' SIGNATURE PAGE TO

                     SECOND AMENDED SHARE EXCHANGE AGREEMENT

             Dated April 12, 2008, effective as of November 16, 2007
 Among Nutradyne Group, Inc. (formerly Digital Learning Management Corporation),
                Changchun Yongxin Dirui Medical Gropup, Ltd., and
         The Shareholders of Changchun Yongxin Dirui Medical Group, Ltd.

     The undersigned Shareholder hereby executes and delivers the Second Amended Share Exchange Agreement (the "Agreement") to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                      /S/ YONGXIN LIU
           _____________________________________________________
                                   (Signature)


           _____________________________________________________
                              (Type or print name)



           ______________________________________________________
           (Type or print name as it should appear on certificate, if different)


           Address:   ________________________________________________

           Telephone: (___) __________________________________________

           Facsimile: (___) __________________________________________


Equity Interest of Yongxin Held: __________________

                   CHANGCHUN YONGXIN DIRUI MEDICAL GROUP, LTD.
                         SHAREHOLDERS' SIGNATURE PAGE TO

                     SECOND AMENDED SHARE EXCHANGE AGREEMENT
             Dated April 12, 2008, effective as of November 16, 2007
 Among Nutradyne Group, Inc. (formerly Digital Learning Management Corporation),
                Changchun Yongxin Dirui Medical Gropup, Ltd., and
         The Shareholders of Changchun Yongxin Dirui Medical Group, Ltd.

     The undersigned Shareholder hereby executes and delivers the Second Amended Share Exchange Agreement (the "Agreement") to which this Signature Page is attached, which, together with all counterparts of the Agreement and Signature Pages of the other parties named in said Agreement, shall constitute one and the same document in accordance with the terms of the Agreement.


                      /S/ YONGXIN LIU
           _____________________________________________________
                                   (Signature)


           _____________________________________________________
                              (Type or print name)




           ______________________________________________________
           (Type or print name as it should appear on certificate, if different)


           Address:   ________________________________________________

           Telephone: (___) __________________________________________

           Facsimile: (___) __________________________________________


Equity Interest of Yongxin Held: __________________



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



                                   Schedule 4.1 is amended to read in full as follows:

                                                      SCHEDULE 4.1
                                           YONGXIN CAPITAL OWNERSHIP SCHEDULE


                             % Equity Interest of       % Equity Interest of Yonxin      % Equity Interest of Yongxin
                            Yongxin owned Prior to      Transferred to Company Upon      Owned after Closing of Share
          Name                  Share Exchange           Closing of Share Exchange                 Exchange
------------------------- --------------------------- -------------------------------- ----------------------------------
Yongxin Liu                            51%                                  40%                                11%
Yongkui Liu                            49%                                  40%                                 9%
TOTAL                                 100%                                  80%





